                                                                  EXHIBIT 99.260

MISSION

o Review various options for the future market place in California and the west to develop scenario responses for either the PX as an institution, Project Peace, or other combinations of PX assets, talent and market position.

o Develop a shut down plan for the PX should orderly transition to new market prove infeasible





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
Four Scenarios Considered

o Reintegrate at IOU level self-scheduling of generation and new built capacity for further security of default load, abandoning current market structure -- leaves ISO in charge of grid

o Stay the course but allow IOU rates to increase and deny PX special status past 2 Q 2001

o Integrate PX spot functions into new State managed integrated grid business (removes ISO)

o Regionalize grid under FERC but integrate IOUs with Muni's in a State managed reliability, market coalition




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
o Reintegrate at IOU level self-scheduling of generation and new built capacity for further security of default load, abandoning current market structure -- leaves ISO in charge of grid

[CHART]                                  REMAINING PROCUREMENT PROPORTIONS
                                         WILL LIKELY BE 3/4 FORWARDS --





                       DIRECTLY SCHEDULED TO LOAD AT ISO
                       SC SERVICE ONLY -- QUESTIONABLE NEED
                       OF REASONABLENESS REVIEW RISK -- WACOP




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
      Reintegrate at IOU level self-scheduling of generation and new built capacity for further security of default load, abandoning current market structure -- leaves ISO in charge of grid

Project Tomorrow -- No Partners

o Must secure SC service commitment from one of two major IOUs or abandon SC service by 2 Q 2001

o    Must attract broker feed to forwards and gain muni deal flow

o Must gain market functions including real time (Alberta auction type) and ancillary from ISO -- maintain spot auction -- maintain reasonableness

o    Reduce extra-regional focus to win WSCC only

o    Reduce OPEX and CAPX to less than $40 M total

Project Peace

o Develop WSCC eTransMart with SC commitments from area IOUs, including CA, and larger munis (probably less than 10 cents a MWH)

o    JV with large western broker to run forwards exchange and bilateral

o    Pursue clearing with partners

o    Explore derivatives market

o Focus on IOU marginal markets in CASC business probably not winnable in 2001 from big two

o Minimize PX reasonableness exclusivity -- continue with exchange based advantages



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
o Stay the course but allow IOU rates to increase and deny PX special status past 2 Q 2001

[CHART]                                          IOUs WILL LIKELY
                                                 SEEK PORTFOLIO DIVERSITY
                                                 OVER 100% RELIANCE ON
                                                 PX. OTHERS WILL COMPETE
                                                 WITH UNBUNDLED SERVICES
                                                 AND LOWER PER TRANSACTION
                                                 FEES. REDUCED ISO
                                                 ROLE IS BEST OPPORTUNITY
                                                 FOR PROJECT PEACE.
                                                 PROJECT TOMORROW
                                                 VULNERABLE TO INABILITY
                                                 RAISE CAPITAL FOR NEW
                                                 SERVICES. NO NEED FOR IOU
                                                 TO FUND TOMORROW.




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
o Integrate PX spot functions into new State managed integrated grid business (removes ISO)

LOAD ACTIVITIES OUTSIDE INTEGRATED STATE MARKET

      [CHART]
                                       STATE MANAGED INTEGRATED GRID MARKET
                                       OPERATOR (PJM LIKE) RUNS IMBALANCE
                                       AND SPOT MATCHING MARKET.
                                       PRICE DISCOVERY BASED ON PAY AS BID
                                       AUCTION OF LMP MODEL USING COST
                                       REFERENCE. OOM STILL NEEDED IN SHORT
                                       TERM.

SUPPLY ACTIVITIES OUTSIDE INTEGRATED STATE MARKET




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
               Integrate PX spot functions into new State managed
                     integrated grid business (removes ISO)

Project Tomorrow

o    Keeps MOPS function

o    Combines settlements and finance

o    State focus only

o    Normal corporate integration

o    Drops CTS

Project Peace

o    Exits Ca in near term for eTransMart option

o    Competes for CTS and forward business

o    May allow specialties -- green and muni links

o Service contract unlikely but feasible to operate for State the combined market features

o    PX business base least valuable here



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
o Regionalize grid under FERC but integrate IOUs with Muni's in a State managed reliability, market coalition

[CHART]

                                                  Regional RTO

                                                  Imbalance energy
                                                  Reliability
                                                  Transmission Mgmt
                                                  Transmission market

                      o  Procurement
                      o  Load balancing
                      o  SC services to RTO
                      o  AS self-supply & trades





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
           Regionalize grid under FERC but integrate IOUs with Muni's in a State managed reliability, market coalition

Project Tomorrow

o    Run CA specialty spot market auction

o    CTS may still be viable

o    Offer SC services to RTO

o    Compete with in-house solutions may be very difficult

o Consumer slant and muni culture makes PUC role diminished and PX value less certain

o    Reduced fees a must

Project Peace

o    eTransMart is very viable

o SC services to integrated State focus can be competitive -- delink from old PX may be helpful

o    Forward exchange viable

o Specialty spot exchange service between and among various entities possible also

o    Credit for spot not valued



                         [Notes and Graphics Omitted]




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
                 Favorability of scenarios to Tomorrow & Peace
-------------------------------------------------------------------------------

SCENARIO                                   Tomorrow             Peace
-------------------------------------------------------------------------------
REINTEGRATE AT IOU LEVEL SELF-SCHEDULING   Difficult but        Favorable
OF GENERATION AND NEW BUILT CAPACITY FOR   feasible
FURTHER SECURITY OF DEFAULT LOAD,
ABANDONING CURRENT MARKET STRUCTURE --
LEAVES ISO IN CHARGE OF GRID
--------------------------------------------------------------------------------
STAY THE COURSE BUT ALLOW IOU RATES TO     Cost base            Very favorable
INCREASE AND DENY PX SPECIAL STATUS        difficult to
PAST 2 Q 2001                              sustain -- current
                                           lack of funding
                                           could be fatal
--------------------------------------------------------------------------------
INTEGRATE PX SPOT FUNCTIONS INTO NEW       Loss of identity     Least attractive
STATE MANAGED INTEGRATED GRID BUSINESS     certain              Ca skills
(REMOVES ISO)                                                   limited value
--------------------------------------------------------------------------------
REGIONALIZE GRID UNDER FERC BUT            Feasible             Feasible &
INTEGRATE IOUs WITH MUNI'S IN A STATE                           favorable
MANAGED RELIABILITY, MARKET COALITION





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